                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                          June 22, 2004 (June 21, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                      Revlon Consumer Products Corporation
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                33-59650                13-3662953
     -------------------- ------------------------ -------------------------
       (State or Other     (Commission File No.)       (I.R.S. Employer
       Jurisdiction of                                   Identification
        Incorporation)                                        No.)

      237 Park Avenue
      New York, New York                                10017
      ----------------------------------- ---------------------------------
           (Address of Principal                      (Zip Code)
           Executive Offices)

                                 (212) 527-4000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

     The Current Report on Form 8-K of Revlon Consumer Products Corporation filed on June 21, 2004 (the "Form 8-K") is amended to include the Unaudited Adjusted EBITDA Reconciliation of Revlon, Inc. and its subsidiaries (the "Reconciliation"), which was included in the press release issued by Revlon, Inc. on June 21, 2004 (and which was omitted from the Form 8-K). The Reconciliation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 REVLON CONSUMER PRODUCTS CORPORATION


                                 By: /s/ Robert K. Kretzman
                                     -------------------------------------
                                     Robert K. Kretzman
                                     Executive Vice President,
                                     General Counsel and Chief Legal Officer


Date: June 22, 2004

                                  EXHIBIT INDEX

    Exhibit No.    Description
    -----------    -----------

      99.1 Press Release of Revlon, Inc., dated June 21, 2004 (as previously furnished).

      99.2 Unaudited Adjusted EBITDA Reconciliation of Revlon, Inc. and Subsidiaries (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K/A of Revlon, Inc. filed with the Securities and Exchange Commission on June 22, 2004).